UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2013

ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)
16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of principal executive offices) (zip code)
(708) 339-1610
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.     Costs Associated with Exit or Disposal Activities

On September 25, 2013, Atkore International Holdings Inc. (the “Company”) committed to close the Company's Acroba S.A.S. ("Acroba") subsidiary's facility located at R.N. 175, Reux, France as part of the Company's continuing effort to reduce its expenses and invest in areas of strategic focus. The plan is part of the Company's effort to reduce costs and to align the Company's organizational structure with its strategy.
As a result of the planned closure of the Acroba facility, the Company expects to incur pre-tax charges of $9 million to $12 million, which consist of charges of: (i) $3 million to $4 million of separation benefits, (ii) $3 million to $4 million related to impairment of certain property, plant, and equipment, and (iii) $3 million to $4 million of other related charges. The Company expects to incur $6 million to $7 million of these charges in the fourth quarter of fiscal year 2013 with the remaining charges expected to be incurred in fiscal year 2014. The Company anticipates these pre-tax charges will result in future cash expenditures of $3 million to $4 million.

Item 2.06.     Material Impairments

The information disclosed above under Item 2.05 is incorporated herein by reference.

The foregoing contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the size of the reduction and the amount and timing of the related charges. Statements regarding future events are based on the Company's current expectations and are necessarily subject to associated risks related to the completion of the reduction in force in the manner anticipated by the Company. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including: the Company's ability to implement the workforce reductions in various geographies; possible changes in the size and components of the expected costs and charges associated with the plan; and risks associated with the Company's ability to achieve the benefits of the planned workforce reduction. For information regarding other factors that could cause the Company's results to vary from expectations, please see the “Risk Factors” section of Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update publicly any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2013	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Chief Financial Officer